Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory Contracts

Amended Annex A dated October 17, 2013 to the Management Agreement dated April 30, 1997 between the
 Registrant, Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 375 to the
 Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 13, 2013 (Accession No. 0001193125-13-473381).